UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2020

The New York Times Company

(Exact name of registrant as specified in its charter)

New York	1-5837	13-1102020
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

620 Eighth Avenue, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 556-1234

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	NYT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

On April 10, 2020, the Board of Directors (the “Board”) of The New York Times Company (the “Company”) approved and adopted amendments to the By-laws of the Company (the “Amended By-laws”) to:

•	Allow the Board to determine that the annual meeting of stockholders (the “Annual Meeting”) may be held either partially or, to the extent permitted by applicable law, solely, by means of remote communication; and

•	Allow for the delivery of notice of an Annual Meeting less than 10 days before such meeting, if permitted by applicable law.

A copy of the Amended By-laws is attached hereto as Exhibit 3.1 and incorporated herein by reference. The foregoing description of the Amended By-laws is qualified in its entirety by reference to the full text of the Amended By-laws.

Item 8.01	Other Events

On April 10, 2020, the Company issued a press release announcing that it is changing the location and format of its 2020 Annual Meeting. In light of public health concerns related to the coronavirus (COVID-19) outbreak, the Annual Meeting will be conducted in a virtual format only. Further information regarding this change can be found in the definitive additional proxy soliciting material filed by the Company with the SEC on April 10, 2020, and available at www.investors.nytco.com.

A copy of the press release announcing the location change is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

Exhibit 3.1	By-laws of The New York Times Company, as amended April 10, 2020

Exhibit 99.1	The New York Times Company Press Release dated April 10, 2020

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NEW YORK TIMES COMPANY

Date: April 10, 2020	By:	/s/ Diane Brayton
Diane Brayton
Executive Vice President, General Counsel and Secretary